UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2012

 ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

000-18122 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

7040 County Road 20 Longmont, Colorado	80504
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:             Entry into a Material Definitive Agreement.

Acquisition of Quadrant Metals Technologies LLC

Effective August 8, 2012, ARC Group Worldwide, Inc. (referred to herein as “ARC” or the “Company”) has acquired all of the shares of Quadrant Metals Technologies LLC (“QMT”) pursuant to a Membership Interest Purchase Agreement, dated as of April 6, 2012 with Quadrant Management, Inc. (“QMI”), QMT, QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP (the “QMT Acquisition Agreement”). The QMT Acquisition Agreement provided for the acquisition of QMT by the Company, as described in further detail in the Company’s Definitive Proxy Statement, as filed with the U.S. Securities & Exchange Commission on July 16, 2012, which is incorporated herein by reference thereto (such acquisition is referred to herein as the “QMT Acquisition”).

QMT’s subsidiaries include FloMet LLC, Tekna Seal LLC, General Flange & Forge LLC and TubeFit LLC (the “QMT Group”). The QMT Group companies participate in several significant metal component fabrication market segments providing high quality fabricated metal components to some of the fastest growing industries, among them medical devices, firearms, electronic devices, and the fluid handling industries – including energy (oil, gas, power plants, etc.).

The QMT Acquisition is being accounted for as a “reverse acquisition,” and QMT is deemed to be the accounting acquirer in the acquisition.

As reported on a Current Report on Form 8-K filed by the Company on August 7, 2012, at the Company’s Annual Shareholders’ Meeting on August 7, 2012, the Company’s shareholders voted, among other actions, to (i) approve the QMT Acquisition and the issuance of 4,029,691 shares of the ARC Common Stock at an exchange price of $7.80 per share (in each case giving effect to the Company’s 1:1.95 reverse stock split of August 7, 2012, referred to herein as the “Reverse Stock Split”); and (ii) approve the sale of 57,768 shares of ARC Common Stock to Carret P.T., LP at $7.80 per share (in each case giving effect to the Reverse Stock Split) in consideration for cash investment in ARC of $450,594 (the “Securities Sale”).

On August 8, 2012, the Company closed the QMT Acquisition and the Securities Sale.

Acquisition of Advance Forming Technology, Inc.

Effective August 8, 2012, the Company has acquired all of the shares of Advance Forming Technology, Inc. (“AFTI”) pursuant to a Purchase Agreement dated as of April 6, 2012 (the “AFT Acquisition Agreement”) with Precision Castparts Corp. (“PCC”) and AFT Europa KFT (“AFTE”). The AFT Acquisition Agreement provided for the acquisition of AFTI and special purpose acquisition company (the “AFTE SPV”) holding certain Hungarian assets associated with AFTI. Pursuant to the terms of the AFT Acquisition Agreement, the Company received 100% of AFTI and AFTE SPV, in exchange for the transfer of an aggregate of $43 million to PCC, of which $25,400,000 has been paid in cash and $17,600,000 has been paid in the form of a convertible note (the “AFT Convertible Note”) maturing in five years from the acquisition closing date (the “AFT Acquisition”). The AFT Acquisition is described in further detail in the Company’s Definitive Proxy Statement, as filed with the U.S. Securities & Exchange Commission on July 16, 2012, which is incorporated herein by reference thereto.

AFT is a leading provider of small precision metal components to a wide variety of industries. AFT specializes in using the MIM technology to produce complex, miniature parts.

AFT, a division of a publicly-traded company, Precision Castparts Corporation, is comprised of two operating units, US-MIM and AFT Europe. AFT-US was founded in 1987 and quickly became an industry leader of MIM technology. PCC acquired AFT-US in 1991. Demand for MIM products grew steadily throughout the 1990’s. In 1998, AFT-US moved its operations to a 113 acre campus in Longmont, Colorado with a 105,000 square foot facility. During 2001, AFT-Europe was established on 10 acres in Rétság, Hungary as a supplier of MIM products to the European automotive industry. Following AFT’s successful U.S. model, a new state of the art facility was designed and built. The facility has since been expanded and upgraded.

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The business provides custom material solutions and has the capabilities to develop and test new materials based upon customer requirements. AFT’s current material capabilities include stainless steels, low alloys steels, alloy steels, soft magnetic materials, implant grade materials, high temperature alloys and titanium alloys. AFT has invested in the latest technology to provide cost-effective, efficient, and customized solutions to clients’ tooling and quality metal injection component manufacturing needs.

As reported on a Current Report on Form 8-K filed by the Company on August 7, 2012, at the Company’s Annual Shareholders’ Meeting on August 7, 2012, the Company’s shareholders voted, among other actions, to approve the acquisition of AFTI and the AFTE SPV, and to approve the contingent issuance of shares of ARC Common Stock underlying the Convertible Note issued by ARC to PCC, which may be converted into Common Stock if the equity value of ARC is more than $176 million and the conversion is less than 10% of the Common Stock ownership of ARC.

On August 8, 2012, the Company and PCC closed the AFT Acquisition.

Financing Agreement with TD Bank, N.A.

QMT and TD Bank, N.A. (“TD Bank”) have entered into a financing agreement providing for a revolving line of credit and four term loans providing for an aggregate credit facility of up to $25,000,000 with terms ranging from 30 months to ten years (the “Financing Arrangement”). The purpose of the Financing Arrangement with TD Bank is to finance the acquisition of AFT; to pay off all existing senior debt of QMT, AFT and their subsidiaries; and to potentially purchase new equipment for AFT’s current European operations. The Company, AFT and QMT’s subsidiaries shall serve as the corporate guarantors of the Financing Arrangement. The Company will use the proceeds from the Financing Arrangements with TD Bank to fund, in part, the cash consideration payable in connection with the AFT Acquisition. The Financing Arrangement is described in further detail in the Company’s Definitive Proxy Statement, as filed with the U.S. Securities & Exchange Commission on July 16, 2012, which is incorporated herein by reference thereto.

Ancillary Agreements

The Company and QMT are party to various advisory agreements with QMI (the “Advisory Agreements”). In connection with the QMT Acquisition and the AFT Acquisition, QMI has entered into certain ancillary agreements, amendments, waivers and letter agreements with the Company and QMT (the “Ancillary Agreements”). Complete descriptions of the Advisory Agreements and the Ancillary Agreements are set forth in the Company’s Definitive Proxy Statement, as filed with the U.S. Securities & Exchange Commission on July 16, 2012, which is incorporated herein by reference thereto.

Item 2.01:	Completion of Acquisition or Disposition of Assets.

QMT Acquisition

Effective as of August 8, 2012, the Company has acquired QMT, as described in Item 1.01 above and the Company’s Definitive Proxy Statement, as filed with the U.S. Securities & Exchange Commission on July 16, 2012, each of which is incorporated herein by reference thereto.

The Company shall file financial statements of QMT on a Current Report on Form 8-K no later than 71 days from the date on which this Report on Form 8-K was due.

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AFT Acquisition

Effective as of August 8, 2012, the Company has acquired AFTI and the AFTE SPV, as described in Item 1.01 above and the Company’s Definitive Proxy Statement, as filed with the U.S. Securities & Exchange Commission on July 16, 2012, each of which is incorporated herein by reference thereto.

The Company shall file financial statements of AFTI and the AFTE SPV on a Current Report on Form 8-K no later than 71 days from the date on which this Report was due.

Item 3.02:	Unregistered Sales of Equity Securities.

Shares issued pursuant to QMT Acquisition

Pursuant to the QMT Acquisition and the Securities Sale included in the QMT Acquisition Agreement, the Company has issued the following restricted shares of the Company’s Common Stock (giving effect to the Reverse Stock Split):

Name	Number of Shares Issued:

QMP Holdings Corp.	2,003,169
QTS Holdings Corp.	975,326
Arlan Clayton	806,046
John Schoemer	161,209
Robert Marten	83,941
Carret P.T., LP	57,768

These shares were issued pursuant to the exemption provided by Regulation D under the Securities Act of 1933, as amended (each individual and entity receiving shares is an “accredited investor” as defined in Section 501 of Regulation D).

AFT Convertible Note

Under the terms of the AFT Convertible Note, PCC may at any time prior to maturity (subject to certain restrictions) convert the AFT Convertible Note into newly issued shares of the Company’s Common Stock at a conversion price equal to the 30-day average trading value per share of the Company’s Common Stock immediately preceding conversion, provided that the AFT Convertible Note may be converted only if it converts into less than 10% of the common ownership of the Company and the equity value of the Company is not less than $176 million.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.
(Registrant)

Date: August 8, 2012	By:	/s/ Theodore Deinard
Name: Theodore Deinard
Title: Interim Chief Executive Officer

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